Exhibit 99.1

ON24 Announces First Quarter 2025 Financial Results

◦Achieved Total Revenue of $34.7 million
◦5th consecutive quarter of positive operating and free cash flow
◦Highest gross retention rate in past 4 years
◦Another record quarter for percentage of ARR in multi-year agreements and percentage of customers using two or more products
◦Initiating new $50 million share repurchase program
SAN FRANCISCO--(BUSINESS WIRE)--ON24 (NYSE: ONTF), a leading intelligent engagement platform for B2B marketing, sales, and other customer-facing teams today announced financial results for the first quarter ended March 31, 2025.
“We are making progress toward our goal of driving profitable growth. We continue to generate positive operating and free cash flow, improve our gross retention rates, and win back customers, while also delivering a steady stream of AI innovation,” said Sharat, co-founder and CEO of ON24. “With a focus on returning to ARR growth, we are accelerating our enterprise-focused market initiatives, augmenting our go-to-market leadership and execution, and launching a new marketing campaign. We are excited to announce a new $50 million share repurchase program as we believe our business is undervalued.”
First Quarter 2025 Financial Highlights
•Revenue:
◦Revenue from our Core Platform, including services, was $34.2 million.
◦Total revenue was $34.7 million.
•ARR:
◦Core Platform ARR of $125.9 million as of March 31, 2025.
◦Total ARR of $128.2 million as of March 31, 2025.
•GAAP Operating Loss was $10.5 million, compared to GAAP operating loss of $12.5 million in the first quarter of 2024.
•Non-GAAP Operating Loss was $2.1 million, compared to non-GAAP operating loss of $0.8 million in the first quarter of 2024.
•GAAP Net Loss was $8.7 million, or $(0.21) per diluted share, compared to GAAP net loss of $10.7 million, or $(0.26) per diluted share in the first quarter of 2024.
•Non-GAAP Net Loss was $0.4 million, or $(0.01) per diluted share, compared to non-GAAP net income of $1.0 million, or $0.02 per diluted share in the first quarter of 2024.
•Adjusted EBITDA was $(1.0) million.
•Cash Flow: Net cash provided by operating activities was $3.4 million, compared to $2.1 million provided by operating activities in the first quarter of 2024. Free cash flow was $1.9 million for the quarter, compared to $1.1 million in the first quarter of 2024.
•Cash, Cash Equivalents and Marketable Securities totaled $181.0 million as of March 31, 2025.

For more information regarding non-GAAP operating income (loss), non-GAAP net income (loss), adjusted EBITDA, and free cash flows, see the section titled “Non-GAAP Financial Measures” below. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the tables at the end of this press release.
Recent Business Highlights:
•Continued customer winbacks as boomerang customers recognize the value of the ON24 platform.
•Ranked #1 in Enterprise Webinar Platforms in G2 Spring 2025 Report, based on strong market presence and overall customer satisfaction.
•Introduced ON24 IQ intelligent agents to expand the capability of our existing ON24 AI-powered Analytics and Content Engine (ACE) so you can minimize manual repetitive tasks like event Q&A handling. Now every event can become a data-driven, highly unique experience that keeps audiences engaged.
•Kicked off the new Propel Forward integrated marketing campaign, focused on reinforcing how ON24 transforms first-party customer engagement into highly personalized, AI-generated dynamic content and always-on AI powered content and nurture to propel positive business outcomes.
Financial Outlook
For the second quarter of 2025, ON24 expects:
•Core Platform Revenue, including services, to be in the range of $33.8 million to $34.4 million.
•Total revenue of $34.5 million to $35.1 million.
•Non-GAAP operating loss of $1.5 million to $0.7 million.
•Non-GAAP net income per share of $0.00 to $0.02 using approximately 45.6 million diluted shares outstanding.
◦Restructuring charge of $0.5 million to $0.8 million, excluded from the non-GAAP amounts above.
For the full year 2025, ON24 now expects:
•Core Platform Revenue, including services, to be in the range of $133.7 million to $136.7 million.
•Total revenue of $136.0 million to $139.0 million.
•Non-GAAP operating loss of $5.5 million to $3.5 million.
•Non-GAAP net income per share of $0.02 to $0.05 using approximately 45.0 million diluted shares outstanding.
Conference Call Information
ON24 will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time. Parties in the United States can access the call by dialing 800-343-4849 or 203-518-9848 and using conference ID: ON24.
A webcast and management’s prepared remarks for today’s call will be accessible on ON24’s investor relations website at investors.on24.com. Approximately one hour after completion of the live call, an archived version of the webcast will be available on the Company’s investor relations website.

Definitions of Certain Key Business Metrics
Core Platform: The ON24 Core Platform products include:
ON24 Elite: live, interactive webinar experience that engages prospective customers in real-time and can be made available in an on-demand format.
ON24 Breakouts: live breakout room experience that facilitates networking, collaboration and interactivity between users.
ON24 Forums: live, interactive experience that facilitates video-to-video interaction between presenters and audiences.
ON24 Go Live: live, interactive video event experience that enables presenters and attendees to engage face-to-face in real-time and can also be made available in an on-demand format.
ON24 Engagement Hub: always-on, rich multimedia content experience that prospective customers can engage anytime, anywhere.
ON24 Target: personalize and curate, rich landing page experience that engages specific segments of prospective customers to drive desired action.
ON24 AI-powered ACE: the next generation AI-powered analytics and content engine.
Annual Recurring Revenue (“ARR”): ARR is calculated as the sum of the annualized value of our subscription contracts as of the measurement date, including existing customers with expired contracts that we expect to be renewed. Our ARR amounts exclude professional services, overages from subscription customers and Legacy revenue.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States, or “GAAP”, we consider our non-GAAP operating income (loss), non-GAAP net income (loss), Adjusted EBITDA, and free cash flow in evaluating our operating performance. We define non-GAAP operating income (loss) as net income (loss) excluding, interest expense, other (income) expense, net, provision for income taxes, stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, impairment charges for underutilized real estate, litigation related expenses from a shareholder class action suit, and certain other costs. We define non-GAAP net income (loss) as net income (loss) excluding stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, impairment charges for underutilized real estate, litigation-related expenses from a shareholder class action suit, and certain other costs. We define Adjusted EBITDA as net income (loss) excluding interest expense, other (income) expense, net, provision for income taxes, depreciation and amortization, amortization of acquired intangible assets, amortization of cloud implementation costs, stock-based compensation, restructuring costs, impairment charges for underutilized real estate, litigation related expenses from a shareholder class action suit, and shareholder activism related costs. We define free cash flow as net cash provided by (used in) operating activities, less purchases of property and equipment.
We use non-GAAP operating income (loss), non-GAAP net income (loss), and Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes, and we use free cash flow to measure and evaluate cash generated through normal business operations. We believe non-GAAP operating income (loss), non-GAAP net income (loss), and Adjusted EBITDA may be helpful to investors because they provide consistency and comparability with past financial performance. We believe free cash flow may be helpful to investors because it reflects that some purchases of property and equipment are necessary to support ongoing operations, while providing a measure of cash available to acquire customers, expand within existing customers and otherwise pursue our business strategies.
However, these non-GAAP financial measures are each presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Non-GAAP financial measures have no standardized meanings prescribed by GAAP and are not prepared under a comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.
We do not provide a quantitative reconciliation of the forward-looking non-GAAP financial measures included in this press release to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of stock-based compensation expense, and restructuring and transaction expenses. We expect the variability of these excluded items may have a significant, and potentially unpredictable, impact on our future GAAP financial results.
Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measure are included in the tables at the end of this press release.
Forward-Looking Statements
This document contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as: “outlook,” “expect,” “target,” “believe,” “plan,” “future,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements include express or implied statements regarding our expected financial and operating results, the execution of our capital return program, the size of our market opportunity, the success of our new products and capabilities, including our new AI-powered Analytics and Content Engine, and other statements regarding our ability to achieve our business strategies, growth, or other future events or conditions. Such statements are based on our current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including our ability to attract new customers and expand sales to existing customers; declines in our growth rate; fluctuation in our performance; our history of net losses; competition; technological development in our markets; decline in demand for our solutions; our ability to expand our sales and marketing capabilities and otherwise achieve our growth; the impact of the resumption of in-person marketing activities on our customer growth rate; disruptions or other issues with our technology or third-party services; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; intellectual property matters; and matters relating to our common stock, along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.
About ON24
ON24 is on a mission to help businesses bring their go-to-market strategy into the AI era and drive cost-effective revenue growth. Through its leading intelligent engagement platform, ON24 enables customers to combine our leading first-party experiences with personalization and content as well as capture and act on engagement insights, accelerating the buyer journey and propelling pipeline forward.
ON24 provides industry-leading companies, including 4 of the 5 largest global software companies, 3 of the 5 top global asset management firms, 3 of the 5 largest global pharmaceutical companies and 3 of the 5 largest global industrial companies, with a valuable source of first-party data to drive sales and marketing innovation, improve efficiency and increase business results. Headquartered in San Francisco, ON24 has offices globally in North America, EMEA and APAC. For more information, visit www.ON24.com.

© 2025 ON24, Inc. All rights reserved. ON24 and the ON24 logo are trademarks owned by ON24, Inc., and are registered in the United States Patent and Trademark Office and in other countries.

ON24, INC.
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)

	March 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$26,786	$14,933
Marketable securities	154,195	167,803
Accounts receivable, net	25,336	28,616
Deferred contract acquisition costs, current	9,951	10,784
Prepaid expenses and other current assets	8,343	6,194
Total current assets	224,611	228,330
Property and equipment, net	5,725	6,673
Operating right-of-use assets	1,938	2,297
Intangible asset, net	570	660
Deferred contract acquisition costs, non-current	11,985	12,199
Other long-term assets	949	794
Total assets	$245,778	$250,953
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,924	$2,746
Accrued and other current liabilities	13,541	16,394
Deferred revenue	71,559	66,687
Operating lease liabilities, current	1,687	2,372
Total current liabilities	88,711	88,199
Operating lease liabilities, non-current	1,014	1,016
Other long-term liabilities	2,327	2,326
Total liabilities	92,052	91,541
Stockholders’ equity
Common stock	3	4
Additional paid-in capital	510,072	507,188
Accumulated deficit	(356,372)	(347,669)
Accumulated other comprehensive income (loss)	23	(111)
Total stockholders’ equity	153,726	159,412
Total liabilities and stockholders’ equity	$245,778	$250,953

ON24, INC.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
Revenue:
Subscription and other platform	$32,301	$34,829
Professional services	2,432	2,898
Total revenue	34,733	37,727
Cost of revenue:
Subscription and other platform(1)(5)	6,503	7,346
Professional services(1)(5)	2,600	2,436
Total cost of revenue	9,103	9,782
Gross profit	25,630	27,945
Operating expenses:
Sales and marketing(1)(5)	18,143	20,074
Research and development(1)(2)(5)	8,310	9,109
General and administrative(1)(3)(4)(5)	9,643	11,236
Total operating expenses	36,096	40,419
Loss from operations	(10,466)	(12,474)
Interest expense	18	11
Other income, net	(1,986)	(2,277)
Loss before provision for income taxes	(8,498)	(10,208)
Provision for income taxes	205	495
Net loss	$(8,703)	$(10,703)
Net loss per share:
Basic and diluted	$(0.21)	$(0.26)
Weighted-average shares used in computing net loss per share:
Basic and diluted	42,088,289	41,313,674
(1)Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue
Subscription and other platform	$425	$668
Professional services	136	121
Total cost of revenue	561	789
Sales and marketing	2,147	3,058
Research and development	1,353	2,128
General and administrative	3,069	4,362
Total stock-based compensation expense	$7,130	$10,337

(2)Research and development expense includes amortization of acquired intangible asset of $132 thousand and $138 thousand for the three months ended March 31, 2025 and 2024, respectively, in connection with the Vibbio acquisition in April 2022.
(3)General and administrative expense for the three months ended March 31, 2025 includes professional advisory expenses associated with activism defense and related costs of $69 thousand. We did not incur such costs in the three months ended March 31, 2024.
(4)General and administrative expense for the three months ended March 31, 2025 includes legal costs associated with our IPO class action securities litigation of $232 thousand. In prior periods the amounts were less meaningful to our results and thus not shown separately.
(5)The results of operations for the three months ended March 31, 2025 and 2024 includes restructuring costs, which primarily represent severance and related expense due to restructuring activities, as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue
Subscription and other platform	$399	$192
Professional services	24	12
Total cost of revenue	423	204
Sales and marketing	359	675
Research and development	—	112
General and administrative	—	190
Total restructuring costs	$782	$1,181

ON24, INC.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(8,703)	$(10,703)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,285	1,233
Stock-based compensation expense	7,130	10,337
Amortization of deferred contract acquisition cost	3,563	3,843
Provision for allowance for doubtful accounts and billing reserves	264	625
Non-cash lease expense	391	391
Accretion of marketable securities	(476)	(1,507)
Other	11	35
Change in operating assets and liabilities:
Accounts receivable	3,016	8,791
Deferred contract acquisition cost	(2,516)	(2,429)
Prepaid expenses and other assets	(2,301)	(2,378)
Accounts payable	(7)	(134)
Accrued liabilities	(2,399)	(3,902)
Deferred revenue	4,872	(1,241)
Other liabilities	(718)	(823)
Net cash provided by operating activities	3,412	2,138
Cash flows from investing activities:
Purchase of property and equipment	(1,473)	(1,038)
Purchase of marketable securities	(19,819)	(74,093)
Proceeds from maturities of marketable securities	33,900	38,521
Proceeds from sale of marketable securities	—	4,360
Net cash provided by (used in) investing activities	12,608	(32,250)
Cash flows from financing activities:
Proceeds from exercise of stock options	246	753
Payment for repurchase of common stock	(4,493)	(5,270)
Repayment of equipment loans	—	(36)
Repayment of finance lease obligations	—	(83)
Net cash used in financing activities	(4,247)	(4,636)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	84	(173)
Net increase (decrease) in cash, cash equivalents and restricted cash	11,857	(34,921)
Cash, cash equivalents and restricted cash, beginning of period	15,013	53,298
Cash, cash equivalents and restricted cash, end of period	$26,870	$18,377
Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets:
Cash and cash equivalents	$26,786	$18,292
Restricted cash included in other assets, non-current	84	85
Total cash, cash equivalent and restricted cash	$26,870	$18,377

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of gross profit and gross margin

	Three Months Ended March 31,
	2025	2024
GAAP gross profit	$25,630	$27,945
Add:
Stock-based compensation	561	789
Restructuring costs	423	204
Non-GAAP gross profit	$26,614	$28,938
GAAP gross margin	74%	74%
Non-GAAP gross margin	77%	77%

Reconciliation of operating expenses

	Three Months Ended March 31,
	2025	2024
GAAP sales and marketing	$18,143	$20,074
Less:
Stock-based compensation	(2,147)	(3,058)
Restructuring costs	(359)	(675)
Non-GAAP sales and marketing	$15,637	$16,341

GAAP research and development	$8,310	$9,109
Less:
Stock-based compensation	(1,353)	(2,128)
Restructuring costs	—	(112)
Amortization of acquired intangible asset	(132)	(138)
Non-GAAP research and development	$6,825	$6,731

GAAP general and administrative	$9,643	$11,236
Less:
Stock-based compensation	(3,069)	(4,362)
Restructuring costs	—	(190)
Fees related to shareholder activism	(69)	—
Litigation related expense	(232)	—
Non-GAAP general and administrative	$6,273	$6,684

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of net loss to non-GAAP operating loss

	Three Months Ended March 31,
	2025	2024
Net loss	$(8,703)	$(10,703)
Add:
Interest expense	18	11
Other income, net	(1,986)	(2,277)
Provision for income taxes	205	495
Stock-based compensation	7,130	10,337
Amortization of acquired intangible asset	132	138
Restructuring costs	782	1,181
Fees related to shareholder activism	69	—
Litigation related expense	232	—
Non-GAAP operating loss	$(2,121)	$(818)

Reconciliation of net loss to Adjusted EBITDA

	Three Months Ended March 31,
	2025	2024
Net loss	$(8,703)	$(10,703)
Add:
Interest expense	18	11
Other income, net	(1,986)	(2,277)
Provision for income taxes	205	495
Depreciation and amortization	1,153	1,095
Amortization of acquired intangible asset	132	138
Amortization of cloud implementation costs	11	36
Stock-based compensation	7,130	10,337
Restructuring costs	782	1,181
Fees related to shareholder activism	69	—
Litigation related expense	232	—
Adjusted EBITDA	$(957)	$313

Reconciliation of net loss to non-GAAP net (loss) income

	Three Months Ended March 31,
	2025	2024
Net loss	$(8,703)	$(10,703)
Add:
Stock-based compensation	7,130	10,337
Amortization of acquired intangible asset	132	138
Restructuring costs	782	1,181
Fees related to shareholder activism	69	—
Litigation related expense	232	—
Non-GAAP net (loss) income	$(358)	$953

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of GAAP to Non-GAAP basic and diluted net (loss) income per share

	Three Months Ended March 31,
	2025	2024
GAAP basic and diluted net loss per share:
Net loss	$(8,703)	$(10,703)
Weighted average common stock outstanding, basic and diluted	42,088,289	41,313,674
Net loss per share, basic and diluted	$(0.21)	$(0.26)

	Three Months Ended March 31,
	2025	2024
Non-GAAP basic and diluted net loss per share:
Net loss	$(8,703)	$(10,703)
Add:
Stock-based compensation	7,130	10,337
Amortization of acquired intangible asset	132	138
Restructuring costs	782	1,181
Fees related to shareholder activism	69	—
Litigation related expense	232	—
Non-GAAP net (loss) income	$(358)	$953
Non-GAAP weighted-average common stock outstanding
Basic	42,088,289	41,313,674
Diluted	42,088,289	45,624,532
Non-GAAP net (loss) income per share of common stock:
Basic	$(0.01)	$0.02
Diluted	$(0.01)	$0.02

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands)

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow

	Three Months Ended March 31,
	2025	2024
Net cash provided by operating activities:	$3,412	$2,138
Less: Purchases of property and equipment	(1,473)	(1,038)
Free cash flow	$1,939	$1,100

ON24, INC.
Revenue
(in thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Core Platform
Subscription and other platform	$31,758	$34,060
Professional services	2,394	2,755
Total core platform revenue	$34,152	$36,815

Virtual Conference
Subscription and other platform	$543	$769
Professional services	38	143
Total virtual conference revenue	$581	$912

Revenue
Subscription and other platform	$32,301	$34,829
Professional services	2,432	2,898
Total revenue	$34,733	$37,727

Contacts
Media Contact:
David Lee
press@on24.com

Investor Contact:
Lauren Sloane, The Blueshirt Group for ON24
investorrelations@on24.com